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                                                                      Exhibit 21


                        FIDELITY NATIONAL FINANCIAL, INC.




1 Stop Cyber Mall, Inc.                                         New York

2027267 Ontario Inc.                                            Canada

Adnoram Settlement Agency of Ohio, LLC (50.1%)                  Ohio

Aero Records & Title Co.                                        Oklahoma

AIS Alamo Insurance Services, Inc.                              California

Alamo Title Company                                             Texas

Alamo Title Company of Brazoria County, Inc.                    Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Harris County, Inc.                      Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Tarrant County, Inc.                     Texas
(d/b/a Alamo Title Company)

Alamo Title Holding Company                                     Texas

Alamo Title Insurance                                           Texas

Alamo Title of Guadalupe County, Inc.                           Texas
(d/b/a Alamo Title Company)

Alamo Title of Travis County, Inc.                              Texas
(d/b/a Alamo Title Company)

Alexander Title Agency, Incorporated                            Virginia

Alliance Title Agency, Ltd. (5.09%)                             Ohio

All Counties Courier, Inc. (10%)                                California

ALLTEL Servicios de Informacion (Costa Rica) S.A.               Costa Rica

Amarillo Data, Inc. (50%)                                       Texas
American Document Services, Inc.                                California


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American Exchange Services, Inc.                                Delaware

American Investment Properties, LLC                             Delaware

American Research Services LLC                                  Colorado

American Title Agency of Pima County, Inc.                      Arizona

Amtitle Company                                                 California

ANFI, Inc.                                                      California

Arizona Sales and Posting, Inc.                                 Arizona

A.S.A.P. Legal Publication Services, Inc.                       California

AssetLink Financial Corporation                                 Colorado

BancServ, Inc.                                                  California

Bankers Title of Northwest Indiana, LLC (5%)                    Indiana

Baton Rouge Title Company, Inc.                                 Louisiana

BenchMark Consulting International NA, Inc.                     Georgia

BenchMark Consulting International Europe GmbH                  Germany

BHC&M, Ltd.                                                     Virginia

Builder Affiliated Mortgage Services (50% Partnership)          Florida

Burnet Title of Indiana, LLC (25%)                              Indiana

Baybankhomes.com, LLC                                           Delaware

Capitol Abstract and Title Company (50%)                        Oklahoma

Castle Escrow Holdings, LLC.                                    California

CATCO, Inc.  (50%)                                              Oklahoma

CC, I Ltd. (10%)                                                Ohio

Chase Vehicle Exchange, Inc.                                    Delaware


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Chicago Heritage Insurance Services, Inc.                       California

Chicago Land Agency Services, Inc. (52%)                        Illinois

Chicago Technology Services Corporation                         Illinois

Chicago Title Agency of Central Ohio, Inc.                      Ohio

Chicago Title and Trust Company                                 Illinois

Chicago Title Company                                           California

Chicago Title Company of Alameda County                         California

Chicago Title Company of Washington                             Washington
(d/b/a Chicago Title Company, Island Division)

Chicago Title Exchange Accommodator, Inc.                       California

Chicago Title Insurance Company                                 Missouri

Chicago Title Insurance Company of Oregon                       Oregon

Chicago Title Insurance Company of Puerto Rico (99.2%)          Puerto Rico

Chicago Title Land Trust Company                                Illinois

Chicago Title of Colorado, Inc.                                 Colorado

Chicago Title of Michigan, Inc.                                 Michigan

Chicago Title of the Florida Keys, Inc. (85%)                   Florida

Commerce Land Title Agency, LLC (50%)                           Ohio

Commonwealth Title Company                                      Washington

Community Title Company (51/%)                                  California

Comstock Net Services, Inc.                                     Delaware

Construction Disbursements LLC                                  Oregon

CT/Nevada Holding Co.                                           Nevada


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Customized Database Systems, Inc.                               Delaware

Cyberhomes Internet Services, Inc.                              Delaware

Dallas-Fidelity National Title Agency, Inc.                     Texas
(d/b/a Fidelity National Title Agency, Inc.)

Dallas Seven Index, Inc. (14.3%)                                Texas

Decatur Title Company L.L.C.                                    Illinois

Default Lifecycle, LLC (50%)                                    California

Default Management Services, Inc.                               New Jersey

DPN, Incorporated                                               Nevada

Duxford Escrow, Inc. (51%)                                      California

Eastern Financial Systems, Inc.                                 Pennsylvania

Eastern Software Corporation                                    Pennsylvania

Eastern Software of California                                  Pennsylvania

EC Purchasing.com, Inc.                                         Delaware

Ecosearch Environmental Resources, Inc.                         Indiana

Emerald Mortgagee Assistance Company, LLC                       Colorado

Ensite Corporation of Denver                                    Colorado
(d/b/a ENFO Corporation; and ENTRAC Corporation)

Equavant (BD), Inc.                                             Delaware

Equavant (Bermuda) Ltd.                                         Bermuda

Equavant (UK) Ltd.                                              United Kingdom

Equity Residential Mortgage Company, LLC (50%)                  Arizona

E/RISK Information Services                                     California

Executive Direct, Inc.                                          California


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Executive Title Agency Corp.                                    Ohio

EZ Legal, L.L.C.                                                New Jersey

Fidelity Affiliates, LLC                                        Florida

Fidelity Asset Management, Inc. (Arizona)                       Arizona

Fidelity Asset Management, Inc.  (California)                   California

Fidelity Express Network, Inc.                                  California

Fidelity Fulfillment Center, LLC (51%)                          Delaware

Fidelity Fulfillment Services, Inc.                             Delaware

Fidelity Global Solution Costa Rica, S.A.                       Costa Rica

Fidelity Information Services Canada Limited                    Canada

Fidelity Information Services (France) SARL                     France

Fidelity Information Services (Germany) GmbH                    Germany

Fidelity Information Services (Greece) S.A.                     Greece

Fidelity Information Services (Hong Kong) Limited               Hong Kong

Fidelity Information Services, Inc.                             Arkansas

Fidelity Information Services International Holdings, Inc.      Delaware

Fidelity Information Services International, Ltd.               Delaware

Fidelity Information Services Limited                           United Kingdom

Fidelity Information Services (Netherlands) B.V.                The Netherlands

Fidelity Information Services (New Zealand) Limited             New Zealand

Fidelity Information Services (Poland) Sp.Z.o.o.                Poland

Fidelity Information Services (Thailand) Limited                Thailand

Fidelity Inspection & Consulting Services, Inc.                 Pennsylvania


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Fidelity International Resource Management, Inc.                Delaware

Fidelity National Agency of Arizona, Inc.  (51%)                Arizona

Fidelity National Agency Sales and Posting                      California

Fidelity National Asset Management Solutions, Inc.              Colorado

Fidelity National Builder Services, LLC                         California

Fidelity National Claims Services, Inc.                         California

Fidelity National Company of Northern California                California

Fidelity National Credit Services, Inc.                         New York

Fidelity National Field Services, Inc.                          Delaware

Fidelity National Foreclosure Solutions, Inc.                   Delaware

Fidelity National Home Warranty Company                         California

Fidelity National Information Solutions, Inc.                   Delaware

Fidelity National Information Solutions Canada, Inc.            Canada

Fidelity National Insurance Company                             California

Fidelity National Insurance Services, Inc.                      Arizona

Fidelity National Insurance Services, Inc.                      California

Fidelity National Lloyds                                        Texas

Fidelity National Loan Portfolio Services, Inc.                 California

Fidelity National Management Services, LLC                      Delaware

Fidelity National Property and Casualty Insurance Company       New York

Fidelity National Tax Service, Inc.                             California

Fidelity National Title Agency, Inc.                            Arizona

Fidelity National Title Agency of Nevada, Inc.                  Nevada


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Fidelity National Title Agency of Pinal County, Inc.            Arizona

Fidelity National Title and Abstract, Inc.                      Maryland

Fidelity National Title and Escrow of Hawaii, Inc.              Hawaii

Fidelity National Title Company                                 California

Fidelity National Title Company of California                   California

Fidelity National Title Company of Oregon                       Oregon

Fidelity National Title Company of Washington, Inc.             Washington

Fidelity National Title Insurance Agency of Coconino            Arizona

Fidelity National Title Insurance Company                       California

Fidelity National Title Insurance Company of New York           New York

Fidelity Participations, Inc.                                   California

Fidelity Residential Solutions, Inc.                            Kansas

Fidelity Tax Service, Inc.                                      California

Fidelity Wholesale Banking Solutions, Inc.                      New York

Financial ServiceSolutions Information Systems, LLC (50%)       Delaware

Financial ServiceSolutions, LLC (50%)                           Delaware

First National Financial Title Services of Alabama, Inc.        Alabama

First Partners Title Agency, LLC (52.56%)                       Ohio

First Title Corporation                                         Tennessee
(d/b/a FTC Lenders Express and d/b/a Lenders Express
Title and Escrow)

First Title Corporation of Alabama, Inc.                        Alabama

Florida Title Insurance Professionals, LLC (10%)                Florida

FNF Canada Company                                              Canada


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FNF Capital, Inc. (75%)                                         Delaware

FNF Escrow Holdings, LLC                                        California

FNF Escrow Holdings II, LLC                                     California

FNF Escrow Holdings III, LLC                                    California

FNF Funding X, LLC                                              Delaware

FNF Holding, LLC                                                Delaware

FNF Intellectual Property Holdings, Inc.                        Delaware

FNF National Record Centers, Inc.                               Delaware

FNF Title Reinsurance Company                                   Vermont

FNIS Flood Group, LLC                                           Delaware

FNIS Flood of California, LLC                                   Delaware

FNIS Flood Services, L.P.                                       Delaware

FNIS Holding, LLC                                               Delaware

FNIS Intellectual Property Holdings, Inc.                       Delaware

FNIS Management Services, Inc.                                  Delaware

FNIS MLS Services, Inc.                                         Delaware

FNIS Services, Inc.                                             Delaware

FNL Management Corporation                                      Delaware

FNTIC Properties                                                California

Fortuna Service Company, LLC                                    California

Franchise Resale Consultants, LLC (25%)                         Delaware

Fuentes and Kreischer Title Company                             Florida

Gemini Escrow Services, Inc. (51%)                              California


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GeoSure, Inc.                                                   Delaware

GeoSure, L.P.                                                   New York

GIT Holding Company, Inc. (60%)                                 Illinois

Granite Title Company, LLC (12%)                                Texas

Greater Illinois Title Company, Inc. (60%)                      Illinois

Great Northern Title Agency, LLC (56.46%)                       Ohio

Hamilton & Sullivan, Ltd.                                       Missouri

Hansen Quality, LLC (55%)                                       California

Harbor Holdings Co. (5%)                                        Florida

Heritage American Insurance Services, Inc.                      California

Heritage Title Company                                          Texas

HomeBuilders Financial Network, LLC (75%)                       Delaware

HomeBuilders Investment, LLC (75%)                              Delaware

HomeBuyers Mortgage Network, LLC (75%)                          Florida

HomeOwnershipTeam.com, Inc.                                     California

Homesold                                                        California
(d/b/a Real Property Marketing and d/b/a Professional
Agent Referral)

ilumin Corporation (12.3%)                                      Delaware

Imaged Library Co., L.L.C. (29.79%)                             Washington

Indiana Residential Nominee Services, LLC                       Indiana

Inspection One, Inc.                                            Pennsylvania

I-Net Reinsurance Limited                                       Turks & Caicos
                                                                Island

Interfirst Escrow, Inc. (51%)                                   California


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International Data Management Corporation                       California

Investment Property Exchange Services, Inc.                     California

Iowa Land Services Company                                      Iowa

Island Title Company                                            Washington

Johnson County Title Company, Inc.                              Kansas

Kensington Development Corporation                              California

Lake County Trust Company                                       Indiana

Lake First Title Agency, LLC (50.1%)                            Ohio

Land Title & Survey, Inc.                                       Florida

Land Title Company of Kitsap County  (44.58%)                   Washington

Landmark REO Management Services, Inc.                          Kansas

LaSalle County Title Company,  L.L.C.   (80%)                   Illinois

LC Investment Corporation                                       Indiana

L/D Exchange, Inc.                                              Delaware

Legacy Title Company                                            California

Lender's Posting and Publishing Company, Inc.                   Delaware

Lender's Service Title Agency, Inc.                             Ohio

Lexington Capital Corporation                                   Illinois

Liberty National Title, LLC (25%)                               Florida

LRT Record Services, Inc.                                       Texas
(d/b/a Land Records of Texas)

LSI Alabama, LLC                                                Alabama

LSI Appraisal, LLC                                              Delaware

LSI Maryland, Inc.                                              Maryland


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LSI Title Company of California                                 California

Maine Residential Nominee Services, LLC                         Maine

Manchester Development Corporation                              California
(d/b/a Orion Realty Group)

Market Intelligence, Inc.                                       Massachusetts
(d/b/a FNIS Market Intelligence)

Massachusetts Residential Nominee Services, LLC                 Massachusetts

McHenry County Title Company                                    Illinois

McLean County Title Company                                     Illinois

McNamara, Inc.                                                  Nevada

MGEN Intellectual Property Holdings, Inc.                       Delaware

MGEN Services Corp.                                             Delaware

MH Mortgage, LLC  (50%)                                         Texas

Micro General Corporation                                       General

Moore Public Records Information, Inc.                          Delaware

National Alliance Marketing Group, Inc.                         California

National Residential Nominee Services Inc.                      Delaware

National Safe Harbor Exchanges                                  California

National Title Company of Fresno County (51%)                   California

National Title Company of San Francisco (51%)                   California

National Title Company of Southern California (51%)             California

National Title Company of Ventura County (51%)                  California

National Title Insurance of New York Inc.                       New York

National Title Insurance Services, Inc.                         North Carolina


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National Underwriting Services, LLC (75%)                       Delaware

Nations Title Insurance of New York Inc.                        New York

NewInvoice, LLC (80%)                                           Georgia

Northwest Equities, Inc.                                        Texas
(d/b/a NW Equities)

Northwest Title Agency of Ohio and Michigan, Inc.               Ohio

NRC Insurance Services, Inc.                                    North Carolina

NRT Title Agency, LLC (30%)                                     Delaware
..
Pacific American Property Exchange Corporation                  California

Palm Beach Joint Title Plant, Inc. (12.5%)                      Florida

Pioneer Land, LLC (51%)                                         New York

Pioneer Land Services, LLC (51%)                                New York

Principal Title Company, Ltd. (5%)                              Texas

Professional Escrow, Inc.                                       Oregon

Property Insight, LLC                                           California

Prospect Office Partners, LP                                    California

RealEC Technologies, Inc. (56.31%)                              California

Real Estate Index, Inc.                                         Illinois

Real Estate Index Agency of Ohio, Ltd.                          Ohio

RealInfo, L.L.C.  (50%)                                         Illinois

RealtyCheck.com, LLC                                            Michigan

Recodat Co. (25%)                                               Ohio

Referral Connection, LLC                                        North Carolina


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Rio Grande Title Company, Inc.  (20%)                           New Mexico

Risco, Inc.                                                     Kansas

Rocky Mountain Aviation, Inc.                                   Arizona

Rocky Mountain Printing Services, Inc.                          California

Rocky Mountain Support Services, Inc.                           Arizona

Saddleback Title Company (51%)                                  California

San Joaquin Title Company                                       California

S.D.C. Title Agency, LLC (50.1%)                                Ohio

Security Title Agency, Inc.                                     Arizona

Security Title Company, LLC                                     Wisconsin

Security Union Insurance Services, Inc.                         California

Security Union Title Insurance Company                          California

Sentry Service Systems, Inc.                                    Arizona

S-K-L-D Title Services, Inc. (12.9%)                            Colorado

SoftPro Merger Corp.                                            California

SPI I Company                                                   Delaware

SPI  I, LLC                                                     Delaware

Spring Service Corporation                                      California

Spring Service Texas, Inc.                                      Texas

Statewide Settlement Services, LLC (25%)                        Ohio

Strategic Property Investments, Inc.                            Delaware

Sunrise Research Corp.                                          New York

Superior Data Services, Inc.                                    New York


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SWT Holding, Inc.                                               Texas

Systematics Information Services, Inc.                          Arkansas

Ten Thirty-One, L.L.C.                                          Oregon

The Album CD, LLC  (66 2/3%)                                    Delaware

The Equavant Group, inc.                                        Delaware

The Maryland Title Guarantee Company                            Maryland

The Title Company of Canada, Ltd.                               Ontario, Canada

The Title Guarantee Company                                     Maryland

Third Millenium Title Agency, LLC (50.1%)                       Ohio

Ticor Financial Company                                         California

Ticor Insurance Services, Inc.                                  California

Ticor Title Abstract of New York, Inc.                          New York

Ticor Title Agency of Arizona, Inc.                             Arizona

Ticor Title Company                                             Washington

Ticor Title Company of California                               California

Ticor Title Company of Oregon                                   Oregon

Ticor Title Consultants Ltd.                                    Canada

Ticor Title Insurance Company                                   California

Ticor Title Insurance Company Ltd.                              England

Ticor Title of Nevada, Inc.                                     Nevada

Ticor Title of Washington, Inc.                                 Washington

Title Accounting Services Corporation                           Illinois

Title America, LLC (50.1%)                                      Ohio


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Title and Trust Company                                         Idaho

Title Data, Inc. (5.6%)                                         Texas

Title Info Now, LLC (14.29%)                                    Minnesota

Title Insurance and Escrow Services, Inc.                       Oregon

Title Reinsurance Company (36.18%)                              Vermont

Title Services, Inc.                                            Tennessee

Title-Tax, Inc.                                                 California

TouchPoint Solutions, Inc.                                      Georgia

TPO, Inc.                                                       Oklahoma

Tri-County Title Plant Association (37.5%)                      Oregon

TSNY Agency of New York City, Inc.                              New York
(d/b/a Title Services)

TT Acquisition Corp.                                            Texas
(d/b/a Texas Taxes)

United Financial Management Company                             Nevada

United Land Title Agency, LLC (50.1%)                           Ohio

United Title of Nevada, Inc.                                    Nevada

UTC Capital Group, Inc.                                         Texas

Vermont Residential Nominee Services, LLC                       Vermont

Vista DMS, Inc.                                                 Delaware

Vista Environmental Information, Inc.                           Delaware

Washington Title Company                                        Washington

West Point Appraisal Services, Inc.                             California

West Point Properties, Inc.                                     California


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West Point Support Services, Inc.                               California

Western Financial Trust Company                                 California

Yuma Title Agency, Inc.                                         Arizona

Yuma Title and Trust Company                                    Arizona


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